3. MATERIAL ACCOUNTING POLICIES: Income Taxes (Policies)	12 Months Ended
Dec. 31, 2025
Policies
Income Taxes

Income Taxes

Current tax is the expected tax payable or receivable on taxable income or loss for the year, using tax rates and laws enacted or Deferred tax is recognized on temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and their tax bases. Deferred tax is measured using tax rates and laws enacted or substantively enacted at the reporting date that are expected to apply when the related deferred tax asset is realized or deferred tax liability is settled.

Deferred tax assets are recognized only to the extent that it is probable that future taxable profits will be available against which the deductible temporary differences, unused tax losses and unused tax credits can be utilized.

Current and deferred tax are recognized in profit or loss, except to the extent they relate to items recognized in other comprehensive income or directly in equity, in which case the related tax is also recognized in other comprehensive income or directly in equity, respectively.

Deferred tax assets and liabilities are offset only when the Company has a legally enforceable right to offset current tax assets and liabilities and the deferred taxes relate to the same taxation authority and the same taxable entity, or entities that intend to settle current tax assets and liabilities on a net basis.